                                                                   Exhibit 99.1

                   SECURITIES PURCHASE AND EXCHANGE AGREEMENT
                   ------------------------------------------

         This SECURITIES PURCHASE AND EXCHANGE AGREEMENT (this "Agreement"), dated as of December 18, 2001, is entered into between iEntertainment Network, Inc., a corporation organized under the laws of the State of North Carolina (the "Company"), with headquarters located at 124 Quade Drive, Cary, North Carolina 27513, and the Purchasers (the "Purchasers") set forth on the execution page hereof (the "Execution Page").

         WHEREAS:

         A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Rule 506 of Regulation D ("Regulation D"), as promulgated by the United States Securities Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), and/or Section 3(a)(9) of the Securities Act;

         B. Pursuant to the Series D Preferred Stock Purchase Agreement, dated as of the date hereof, between RGC International Investors, LDC ("RGC") and the Purchasers (the "Series D Purchase Agreement"), simultaneous with the closing of the transactions contemplated hereby, the Purchasers are acquiring from RGC 3,910.844 shares of the Company's Series D Convertible Preferred Stock, par value $0.10 per share (the "Preferred Shares") in exchange for $200,000 in cash;

         C. Pursuant to the Series D Preferred Stock Exchange Agreement, dated as of the date hereof, between the Company and RGC (the "Exchange Agreement") RGC is exchanging 1,000 shares of Series D Preferred Stock of the Company ("RGC Exchange Shares"), which represents all of the shares of Series D Preferred Stock held by RGC that are not otherwise being purchased by the Purchasers pursuant to the Series D Purchase Agreement and being exchanged hereunder, for 2,980,518 shares of the Company's common stock, par value $.10 per share (the "Common Stock), representing 9.99% of the Company's outstanding Common Stock immediately after Closing (after giving effect to the issuance of 937,500 shares of Common Stock to Jacob Agam effected simultaneous with the transactions contemplated hereby);

         D. Subject to the terms and conditions set forth herein, (i) the

Company and the Purchasers desire to exchange the Preferred Shares for newly issued shares of the Company's Common Stock, and (ii) the Purchasers desire to purchase additional shares of Common Stock; and

         E. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit A (the "Registration Rights Agreement"),
                               ---------
pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

         NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1.       PURCHASE AND EXCHANGE OF SECURITIES
         -----------------------------------

         a. Purchase of, and Exchange of Preferred Shares for, Common Stock. On
            ---------------------------------------------------------------
the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, (i) the Company shall issue and deliver to the Purchasers duly executed certificates representing Four Million (4,000,000) shares of Common Stock (the "Purchaser Exchange Shares"), and the Purchasers shall deliver to the Company the Preferred Shares for cancellation and (ii) the Company shall issue and sell to the Purchasers, and the Purchasers agree to purchase from the Company, an additional Six Million (6,000,000) shares of Common Stock (the "Purchase Shares") at $0.05 per share for an aggregate purchase price (the "Purchase Price") equal to $300,000. The Purchasers shall pay the Purchase Price by wire transfer to the Company in accordance with the Company's written wiring instructions. The term "Common Shares" shall mean both the Purchaser Exchange Shares and the Purchase Shares.

         b. Closing Date. Subject to the satisfaction or waiver of the
            ------------
conditions to Closing set forth in Section 6 and Section 7 below, the issuance and delivery of the Purchaser Exchange Shares in exchange for the Preferred Shares and the issuance and sale of the initial Purchase Shares pursuant to this Agreement (the "Closing") shall take place simultaneously with the closing of the transactions contemplated by the Exchange Agreement and the Series D Purchase Agreement (the "Closing Date"). The Closing shall occur at the offices of Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina 27607.

         c. Additional Closings. For a period of 90 days following Closing, J.W.
            -------------------
Stealey or his designees shall have the right to purchase up to $500,000 of additional shares of Common Stock on the same terms and conditions as the Purchase Shares being sold at the Closing and such additional shares shall thereafter constitute "Purchase Shares" for purposes of this Agreement and the Registration Rights Agreement; provided, however, that at any such additional closings for the purchase of additional Purchase Shares, the purchasers of any such shares must provide in writing to the Company the representations and warranties contained in Section 2 of this Agreement.

2.       PURCHASERS' REPRESENTATIONS AND WARRANTIES
         ------------------------------------------

         Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

         a.   Investment Purpose.  The Purchaser is purchasing the Common Shares
              ------------------
for the Purchaser's own account and not with a present view towards the public sale or distribution thereof and transfers shall be made only in compliance with
Section 2(f) hereof.

         b.   Accredited Investor Status.  The Purchaser is an "Accredited
              --------------------------
Investor" as that term is defined in Rule 501(a) of Regulation D.

         c.   Reliance on Exemptions. The Purchaser understands that the Common
              ----------------------
Shares are being offered and exchanged or sold, as the case may be, to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Common Shares.

         d.   Information. The Purchaser and its counsel have been furnished all
              -----------
materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common Shares that have been specifically requested by the Purchaser or its counsel. The Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what the Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. The Purchaser understands that the Purchaser's investment in the Common Shares involves a significant degree of risk.

         e.   Governmental Review.  The Purchaser understands that no United
              -------------------
States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Common Shares.

         f.   Transfer or Resale. The Purchasers understands that (i) except as
              ------------------
provided in the Registration Rights Agreement, the sale or resale of the Common Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Common Shares may not be transferred unless (a) the Common Shares are sold pursuant to an effective registration statement under the Securities Act, (b) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and shall be given by counsel reasonably acceptable to the Company) to the effect that the Common Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Common Shares are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144")) of the Purchaser who agrees to sell or otherwise transfer the Common Shares only in accordance with this
Section 2(f) and who is an Accredited Investor or (d) the Common Shares are sold pursuant to Rule 144; (ii) any sale of such Common Shares made in reliance on Rule 144 may be made only in accordance with the terms of such Rule and further, if such Rule is not applicable, any resale of such Common Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Common Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Common Shares may be pledged as collateral in connection with a bona fide margin account or other lending
                                   ---- ----
arrangement; provided that any transfer by the pledgee of such Common Shares
             --------
must be in accordance with Rule 144.

         g.   Legends. The Purchaser understands that until such time as the
              -------
Common Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144(k) (or a successor rule), the Common Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Common Shares):

              "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under such Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under such Act or unless sold pursuant to Rule 144 under such Act."

              The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Common Shares upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Common Shares are registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144(k) (or a successor rule) and such sales are effected, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and given by counsel reasonably acceptable to the Company, to the effect that a public sale or transfer of such Common Shares may be made without registration under the Securities Act and such sale or transfer is effected or
(c) such holder provides the Company with reasonable assurances that such Common Shares can be sold pursuant to Rule 144 and such sale is effected. The Purchaser agrees to sell all Common Shares, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

         h.   Authorization; Enforcement.  This Agreement has been duly
              --------------------------
authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms. The Registration Rights

Agreement has been duly authorized and, when executed and delivered on behalf of the Purchaser, will be a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms.

         i.   Residency.  The Purchaser is a resident of the jurisdiction set
              ---------
forth under the Purchaser's name on the Execution Page hereto executed by the Purchaser.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
         ---------------------------------------------

         Except as disclosed to the contrary on the section of the Disclosure Letter, of even date herewith delivered by the Company to the Purchasers (the "Disclosure Letter") corresponding to the Section below, the Company represents and warrants to the Purchasers as follows:

         a.   Organization and Qualification. The Company and each of its
              ------------------------------
Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own, lease and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Common Shares, (ii) the ability of the Company to perform its obligations hereunder or under the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its Subsidiaries, taken as a whole. "Subsidiary" shall have the meaning set forth in Regulation S-X promulgated by the SEC.

         b.   Authorization; Enforcement. (i) The Company has the requisite
              --------------------------
corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement, to issue and exchange or sell, as the case may be, the Common Shares in accordance with the terms hereof;
(ii) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares), have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement, such agreements will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law.

         c.       Capitalization.  The capitalization of the Company as of the
                  --------------
date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans and the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Shares) exercisable for, or convertible into or exchangeable for any shares of capital stock is set forth in Section
                                                                     -------
3(c) of the Disclosure Letter. All of such outstanding shares of capital stock
----
have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of the authorized and unissued capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as set forth in
Section 3(c) of the Disclosure Letter, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement and the shares registered under the Company's currently effective SB-2 Registration Statement) and (iii), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders). Except as set forth in Section 3(c) of the Disclosure Letter, there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Common Shares in accordance with the terms of this Agreement. The Company has furnished to the Purchasers true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("Articles of Incorporation"), the Company's By-laws as in effect on the date hereof (the "By-laws"), and all other instruments and agreements to which the Company is a party governing securities convertible into or exercisable or exchangeable for capital stock of the Company other than agreements under the Company's option and stock plans for its directors, officers and employees in accordance with such plans.

     d. Issuance of Shares. The Common Shares are duly authorized and reserved
        ------------------
for issuance and, upon issuance, will be validly issued, fully paid and non-assessable, and free from all taxes (other than taxes payable by the Company), liens, claims and encumbrances (other than such as may arise from obligations or agreements of the Purchasers) and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

     e. No Conflicts. The execution, delivery and performance of this Agreement
        ------------
and the Registration Rights Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Common Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws or (ii) conflict with, or result in a breach of any provision of, or constitute a default (or an event that with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, with respect to clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred that, with notice or lapse of time or both, could put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Subject to the accuracy of the representations and warranties of the Purchasers set forth herein, except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency, or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof, other than such as will have been made or obtained by the Closing. All consents, authorizations, orders, filings and registrations that the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances that might give rise to any of the foregoing.

     f. SEC Documents, Financial Statements. Except as set forth in Section 3(f)
        -----------------------------------
of the Disclosure Letter, since December 31, 1999 (the "Start Date"), the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and on or after the Start Date and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the applicable requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents and as disclosed in Section 3(f) of the Disclosure Letter, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements,
(ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements and (iii) liabilities related to borrowings under lines of credit in existence on the date of such financial statements (which liabilities and obligations referred to in clauses (i), (ii) and (iii), individually or in the aggregate, are not material to the financial condition or operating results of the Company).

     g. Absence of Certain Changes. Since December 31, 1999, there has been no
        --------------------------
material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company and its Subsidiaries, except as disclosed in or as contemplated by the SEC Documents.

     h. Absence of Litigation. Except as disclosed in the SEC Documents, there
        ---------------------
is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such that could have a Material Adverse Effect. There are no facts that, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding that, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could have a Material Adverse Effect.

     i. Intellectual Property. Each of the Company and its Subsidiaries owns or
        ---------------------
is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intellectual Property") necessary for the conduct of its business as now being conducted. Except as disclosed in Section 3(i) of the Disclosure Letter, to the knowledge of the Company, neither the Company nor any of its Subsidiaries infringes or is in conflict with any right of any other person with respect to any Intellectual Property that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Except as disclosed in Section 3(i) of the Disclosure Letter, neither the Company nor any of its Subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intellectual Property. Neither the Company nor any of its Subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its Subsidiaries' ownership or right to use its Intellectual Property and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intellectual Property is valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intellectual Property used pursuant to licenses. Except as disclosed in Section 3(i) of the Disclosure Letter, to the best knowledge of the Company, no person is infringing on or violating the Intellectual Property owned or used by the Company of its Subsidiaries. The Company and each or its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

     j. Disclosure. All information relating to or concerning the Company or its
        ----------
Subsidiaries set forth in this Agreement or in the Disclosure Letter or provided to the Purchasers in writing pursuant to Section 2(d) hereof or in the SEC Documents and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No material event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities other than (i) events or circumstances contemplated by the SEC Documents and (ii) such events or circumstances that have occurred or exist in the ordinary course of the Company's business.

     k. Acknowledgment Regarding the Purchasers' Acquisition of the Common
        ------------------------------------------------------------------
Shares. The Company acknowledges and agrees that each Purchaser is acting solely
------
in the capacity of an arm's-length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby and that any statement made by the Purchasers or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchaser's acquisition of the Common Shares and, except for the representations and warranties of the Purchasers set forth in Section 2 hereof, has not been relied upon by the Company, its officers or directors in any way. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

     l. No General Solicitation. Neither the Company nor any distributor
        -----------------------
participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Common Shares being offered hereby.

     m. No Integrated Offering. Neither the Company, nor any of its affiliates,
        ----------------------
nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Common Shares being offered hereby under the Securities Act.

     n. Brokers. Except as set forth in the Disclosure Letter, the Company has
        -------
taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company or the Purchasers relating to this Agreement or the transactions contemplated hereby.

     o. Acknowledgment of Dilution. The Company understands and acknowledges the
        --------------------------
dilutive effect to the Common Stock upon the issuance of the Common Shares. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Common Shares hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

     p. Tax Status. Except as set forth in the SEC Documents, the Company and
        ----------
each of its Subsidiaries has made or filed all federal, state, foreign and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns has been or is being audited by any taxing authority.

     q. Title. Except as set forth in the Disclosure Letter, the Company and its
        -----
Subsidiaries own no real property and have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

       r.     Permits; Compliance. Except as set forth in the Disclosure Letter,
              -------------------
the Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits, except for such Company Permits the absence of which would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since the Start Date, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

       s.     Internal Accounting Controls. The Company and each of its
              ----------------------------
Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.     COVENANTS.
       ---------

       a.     Best Efforts. The parties shall use their best efforts to satisfy
              ------------
timely each of the conditions described in Section 6 and Section 7 of this Agreement.

       b.     Form D; Blue Sky Laws. The Company agrees, if required, to file a
              ---------------------
Form D with respect to the Common Shares as required under Regulation D of the SEC and to provide a copy thereof to the Purchasers promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Common Shares for issuance to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date.

       c.     Registration Rights. The Company shall comply with the terms of
              -------------------
the Registration Rights Agreement.

       d.     Lock-up. Beginning on the date hereof and ending on the date that
              -------
is six months after the date hereof, each Purchaser agrees not to sell or otherwise transfer any shares of the Company's Common Stock; provided, however, that this Section 4.d shall not limit or apply to: (i) any private sale or transfer of securities (so long as the transferee agrees in writing to be bound by the terms of this Section 4.d); or (ii) the transfer of securities pursuant to a merger, tender offer or similar transaction involving the Company. Notwithstanding the foregoing, this Section 4.d shall be of no force and effect if and when Vertical Financial Holdings, Jacob Agam or RGC is not bound by written agreements with the Company substantially identical to the terms of this
Section 4.d.

       e.     Release. Effective on the Closing Date, J.W. Stealey, on his own
              -------
behalf, and on behalf of his heirs, executors and assigns, hereby fully and forever releases the Company and its current and former officers, directors, employees, predecessor and successor corporations, and assigns, including without limitation Jacob Agam (collectively, the "Released Parties"), from, and agrees not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected (regardless of any state law provision to the contrary), that he may possess arising from any omissions, acts or facts that have occurred up until and including the Closing Date. This release, however, in no way waives any claims arising from the breach of this Agreement. Mr. Stealey acknowledges that he has read the foregoing release, that he understands the contents thereof, that his execution of this release is voluntary, and that he has relied upon or has had the opportunity to seek the legal advice of the attorneys of its own choice prior to executing this release. The parties hereto acknowledge that each of the Released Parties is a third party beneficiary of this release and may enforce the terms of such release. Effective as of the Closing Date, each Purchaser waives any rights, claims, remedies, penalties or interest the Purchaser has relating to the Preferred Shares and hereby represents that it has not assigned or otherwise transferred, or granted any security or other interest in, any such rights, claims, remedies, penalties or interest to any other person or entity.

5.     TRANSFER AGENT INSTRUCTIONS.
       ---------------------------

       The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the names of the Purchasers or their nominees, for the Common Shares (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Common Shares under the Securities Act or the date on which such shares may be sold pursuant to Rule 144(k) (or any successor rule), all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Sections 2(f) and 2(g) hereof (prior to registration of the Common Shares under the Securities Act or the date on which the Common Shares may be sold pursuant to Rule 144(k) (or any successor rule)), will be given by the Company to its transfer agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company to the extent provided, and subject to the terms and conditions of, this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in
Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Common Shares. If a Purchaser provides the Company with (i) an opinion of counsel, in form, substance and scope customary for opinions in comparable transactions and given by counsel reasonably acceptable to the Company, to the effect that a public sale or transfer of such Common Shares may be made without registration under the Securities Act and such sale or transfer is effected or (ii) the Purchaser provides reasonable assurances that the Common Shares can be sold pursuant to Rule 144 and such sale is effected, the Company shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by the Purchaser.

6.     CONDITIONS TO THE COMPANY'S OBLIGATIONS.
       ---------------------------------------

       The obligation of the Company hereunder to issue and deliver the Purchaser Exchange Shares and to issue and sell the Purchase Shares to the Purchasers hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

       a. The Purchasers shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered such pages to the Company.

       b. The Purchasers shall have delivered the Preferred Shares (and a blank stock power relating thereto) and the Purchase Price in accordance with
Section 1(a).

       c. The representations and warranties of the Purchasers shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Purchasers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by them at or prior to the Closing Date.

       d. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that questions the validity of, or challenges or prohibits the consummation of any of the transactions contemplated by this Agreement.

7.     CONDITIONS TO THE PURCHASERS' OBLIGATIONS.
       -----------------------------------------

       The obligation of each Purchaser hereunder to exchange the Preferred Shares for the Purchaser Exchange Shares and to purchase the Purchase Shares hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each such Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

       a. The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered such pages to the Purchasers.


       b. The Company shall have delivered to each Purchaser (i) the duly executed certificates representing the Purchaser Exchange Shares and (ii) the duly executed certificates representing the Purchase Shares, all in accordance with Section 1(a).

       c. The Company and RGC shall have simultaneously closed on the transactions contemplated by the Exchange Agreement, including the Company's receipt and cancellation of all of the RGC Exchange Shares held by RGC (such that, after giving effect to cancellation of the Preferred Shares exchanged hereunder, no shares of Preferred Stock of the Company shall remain outstanding) in exchange for the Company's issuance to RGC of 2,980,518 shares of Common Stock and no other consideration (other than anti-dilution rights with respect to the Company's next $203,125 of equity financing); and RGC shall have waived in writing any other rights, claims, remedies, penalties or interest relating to its shares of Series D Preferred Stock.

       d. The Company's Board of Directors shall have appointed J.W. Stealey and two of his designees to the Board effective immediately following the Closing and shall at or prior to Closing have delivered to the Purchasers written evidence, to the reasonable satisfaction of the Purchasers, of such appointment.

       e. Each member of the Company's Board of Directors shall have resigned in writing from the Company's Board of Directors effective immediately following the appointment to the Board of Mr. Stealey and his two designees and evidence of such resignations shall have been delivered to the Purchasers at or prior to Closing.

       f. The Common Stock shall be authorized for quotation on the OTC Bulletin Board(R) and trading in the Common Stock (or on the OTC Bulletin Board(R) generally) shall not have been suspended by the SEC or Nasdaq.

       g. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchasers shall have received a certificate, executed by the Chief Executive Officer of the Company on behalf of the Company, dated as of the Closing Date, to the foregoing effect, and as to such other matters as may be reasonably requested by the Purchasers.

       h. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement, the Exchange Agreement or the Series D Purchase Agreement.

       i. The Irrevocable Transfer Agent Instructions, in the form attached hereto as Exhibit B, shall have been delivered to and acknowledged in writing by
          ---------
the Company's transfer agent and a copy of such instructions and acknowledgment shall have been delivered to the Purchasers.

       j. No material adverse change or development in the business, operations, properties, prospects, financial condition or results of operations of the Company shall have occurred since the date hereof.

       k. Vertical Financial Holdings and RGC shall have executed lock-up agreements with the Company on terms substantially identical to the lock-up agreed to by the Purchasers pursuant to Section 4.d hereof.

       l. Jacob Agam and the Company shall have amended the terms of Mr. Agam's consulting agreement with the Company on terms satisfactory to the Purchasers, and a copy of such amendment shall have been delivered to the Purchasers prior to Closing. Mr. Agam shall also have waived and released all claims against the Company, Mr. Stealey and all the existing and former officers and directors of the Company.

8.     GOVERNING LAW; MISCELLANEOUS.
       ----------------------------

       a.     Governing Law; Jurisdiction. This Agreement shall be governed by
              ---------------------------
and construed in accordance with the laws of the State of North Carolina applicable to contracts made and to be performed in the State of North Carolina (without regard to principles of conflict of laws). The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in Wake County, North Carolina in any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the Purchasers to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

       b.     Counterparts. This Agreement may be executed in two or more
              ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five days of the execution hereof.


       c.     Headings. The headings of this Agreement are for convenience of
              --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

       d.     Severability. If any provision of this Agreement shall be invalid
              ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

       e.     Entire Agreement; Amendments. This Agreement and the instruments
              ----------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers.

       f.     Notices. Any notices required or permitted to be given under the
              -------
terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                     If to the Company:

                     iEntertainment Network, Inc.
                     124 Quade Drive
                     Cary, NC 27513
                     Facsimile: (919) 678-8302
                     Attention: Chief Executive Officer

                     With a courtesy copy (which copy shall not constitute notice) to:

                     Kilpatrick Stockton LLP
                     3737 Glenwood Avenue, Suite 400
                     Raleigh, North Carolina 27607
                     Facsimile:  (919) 420-1800
                     Attention:  James F. Verdonik, Esq.

       If to a Purchaser, to the address set forth under the Purchaser's name on the signature page hereto executed by the Purchaser. Each party shall provide notice to the other party of any change in address or facsimile number.

       g.     Successors and Assigns. This Agreement shall be binding upon and
              ----------------------
inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor the Purchasers shall assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing, a Purchaser may assign its rights hereunder to any person that purchases Common Shares in a private transaction from the Purchaser in accordance with the securities laws or to any of the Purchaser's "affiliates," as that term is defined under the Exchange Act, without the consent of the Company or to any other person or entity with the consent of the Company. This provision shall not limit the Purchaser's right to transfer the Common Shares pursuant to the terms of this Agreement or the Registration Rights Agreement or to assign the Purchaser's rights hereunder or thereunder to any such transferee.

       h.     Third Party Beneficiaries. This Agreement is intended for the
              -------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

       i.     Survival. The representations and warranties of the Company and
              --------
the agreements and covenants set forth in Sections 2, 3, 4, 5 and 8 hereof and in the Disclosure Letter shall survive the Closing hereunder for a period of two years notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers. Moreover, none of the representations and warranties made by the Company herein or in the Disclosure Letter shall act as a waiver of any rights or remedies the Purchasers may have against the Company or its officers, directors or agents under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless the Purchasers and each of the Purchasers' officers, directors, employees, partners, members, agents and affiliates for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties or covenants set forth herein, in the Disclosure Letter or in the Registration Rights Agreement, including advancement of expenses as they are incurred.

       j.     Further Assurances. Each party shall do and perform, or cause to
              ------------------
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

       k.     Joint Participation in Drafting. Each party to this Agreement has
              -------------------------------
participated in the negotiation and drafting of this Agreement and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

       l.     Equitable Relief. The Company acknowledges that a breach by it of
              ----------------
its obligations hereunder will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that the Purchasers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

IENTERTAINMENT NETWORK, INC.

    By:________________________________
    Name:______________________________
    Title:_____________________________


PURCHASERS:



_______________________________________    _____________________________________
J. W. Stealey                              John Cay


Residence: Florida                         Residence:  South Carolina

ADDRESS:    8110 Perry Maxwell Circle      ADDRESS: Delta Plantation
            Sarasota, FL 34240                      Route 1, Box 160
Facsimile:  (941) 371-8675                          Hardeeville, SC 29927
Telephone:  (941) 371-7645                 Facsimile:__________________
                                           Telephone:__________________


_______________________________________
Dan Young

Residence: Florida

Address: 3507 Fair Oaks Court
         Longboat Key, FL 34228

      with copies of all notices to Purchasers to:

            Wyrick Robbins Yates & Ponton LLP
            4101 Lake Boone Trail, Suite 300
            Raleigh, North Carolina 27607-7506
            Telephone:  (919) 781-4000
            Facsimile: (919) 781-4865
            Attention:  Kevin A. Prakke